Exhibit 99.1

MUDRICK CAPITAL ACQUISITION CORPORATION

PRO FORMA BALANCE SHEET

	February 12,	Pro Forma
	2018	Adjustments		As Adjusted
		(unaudited)		(unaudited)
ASSETS
Current assets:
Cash	$869,267	$—		$869,267
Prepaid expenses	119,400	—		119,400
Total Current Assets	988,667	—		988,667

Cash held in Trust Account	202,000,000	8,000,000	(a)	210,080,000
		240,000	(b)
		(160,000	)(c)

Total Assets	$202,988,667	$8,080,000		$211,068,667

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities – Accrued expenses	$1,128	$—		$1,128
Total Current Liabilities	1,128	—		1,128

Deferred underwriting fee payable	7,000,000	280,000	(d)	7,280,000
Total Liabilities	7,001,128	280,000		7,281,128

Commitments

Common stock subject to possible redemption, $0.0001 par value; 18,909,657 and 19,681,934 shares, respectively, at redemption value of $10.10	190,987,536	7,800,000	(f)	198,787,536

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 authorized; none issued and outstanding	—	—		—
Class A Common stock, $0.0001 par value; 100,000,000 shares authorized; 1,090,343 and 1,118,066 shares, respectively, issued and outstanding (excluding 18,909,657 and 19,681,934 shares, respectively, subject to possible redemption)	109	80	(a)	112
		(77	)(f)

Class B Common stock, $0.0001 par value; 10,000,000 shares authorized; 5,750,000 and 5,200,000 shares, respectively, issued and outstanding	575	(55	)(e)	520
Additional paid-in capital	5,002,692	7,999,920	(a)	5,002,744
		240,000	(b)
		(160,000	)(c)
		(280,000	)(d)
		55	(e)
		(7,799,923	)(f)

Accumulated deficit	(3,373)	—		(3,373)
Total Stockholders' Equity	5,000,003	—		5,000,003
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$202,988,667	$8,080,000		$211,068,667

See accompanying note to the pro forma balance sheet.

MUDRICK CAPITAL ACQUISITION CORPORATION

NOTE TO PRO FORMA BALANCE SHEET

(unaudited)

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of the Company as of February 12, 2018, adjusted for the partial closing of the underwriters’ over-allotment option and related transactions which occurred on February 28, 2018, as described below.

On February 28, 2018, the Company consummated the closing of the sale of 800,000 additional units (the “Units”) at a price of $10.00 per unit upon receiving notice of the underwriters’ election to partially exercise their over-allotment option (“Overallotment Units”), generating additional gross proceeds of $8,000,000 and incurred additional offering costs of $160,000 in underwriting fees. Each Unit consists of one share of the Company’s Class A common stock and one redeemable warrant to purchase one share of the Company’s Class A common stock at a price of $11.50 per share. Simultaneously with the exercise of the over-allotment, the Company consummated the Private Placement of an additional 240,000 Private Placement Warrants, of which 200,000 Private Placement Warrants were sold to Mudrick Capital Acquisition Holdings LLC (the “Sponsor”) and 40,000 Private Placement Warrants were sold to Cantor Fitzgerald & Co., generating aggregate gross proceeds of $240,000. Additional underwriting fees of $280,000 have been deferred until the completion of the Company’s initial business combination. As a result of the underwriters’ election to partially exercise their over-allotment option, 550,000 Founder Shares were forfeited and 200,000 Founder Shares are no longer subject to forfeiture, resulting in an aggregate of 5,200,000 Founder Shares issued and outstanding. Pro forma adjustments to reflect the exercise of the underwriters’ over-allotment option are as follows:

	Pro forma entries:	Debit	Credit
a.	Cash held in Trust Account	8,000,000
	Class A Common stock		80
	Additional paid-in capital		7,999,920
	To record sale of 800,000 Overallotment Units at $10.00 per Unit.

b.	Cash held in Trust Account	240,000
	Additional paid-in capital		240,000
	To record sale of 240,000 Private Placement Warrants at $1.00 per warrant.

c.	Additional paid-in capital	160,000
	Cash held in Trust Account		160,000
	To record payment of 2.0% of cash underwriting fee on over-allotment option.

d.	Additional paid-in capital	280,000
	Deferred underwriting fees		280,000
	To record the liability for deferred underwriting fees on over-allotment option.

e.	Class B Common stock	55
	Additional paid-in capital		55
	To record forfeiture of 550,000 Founder Shares.

f.	Class A Common stock	77
	Additional paid-in capital	7,799,923
	Common Stock Subject to Redemption		7,800,000
	To reclassify common stock out of permanent equity into mezzanine redeemable stock.